Exhibit 32.1

                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officers of Whole Living, Inc. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..   the annual report on Form 10-KSB of the Company for the year ended
    December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..   the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ Ronald K. Williams
Date: April 3, 2006            ____________________________________
                               Ronald K. Williams
                               Chief Executive Officer



                                /s/ Robert Reitz
Date: April 3, 2006            _____________________________________
                               Robert Reitz
                               Chief Financial Officer